ASSIGNMENT OF INTERESTS

This Assignment of Interests (this "Assignment") is made and entered into as of October 14, 2010 by Florida Gaming Centers, Inc., a Florida corporation ("Seller") in favor of West Flagler Associates, Ltd., a Florida limited partnership ("Purchaser").

RECITALS

WHEREAS, Seller owns twenty one percent (21%) of the issued and outstanding partnership interests in Summer Jai Alai, a Florida general partnership (the "Company"); and

WHEREAS, Seller wishes to sell and assign to Purchaser all of Seller's partnership interests in the Company and any other ownership interests of Seller in the Company, and any and all other rights, title and interests that Seller may have in and to the Company, the Company's assets, the Company's business and the Summer Permit, all in accordance with the terms of that certain Partnership Interest Purchase Agreement between Seller and Purchaser dated as of the date of this Assignment (the "Purchase Agreement"). All capitalized terms used and not defined in this Assignment shall have the meaning attributed to them in the Purchase Agreement.

NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that for the consideration set forth in the Purchase Agreement and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby conclusively acknowledged, Seller hereby agrees as follows:

1. Seller hereby sells, gives, grants, assigns, transfers, conveys, delivers and sets over to Purchaser and its successors and assigns, all of Seller's Partnership Interests, which partnership interests consist of twenty one percent (21%) of the issued and outstanding partnership interests in the Company, free and clear of any and all Liens, subject only to the rights and restrictions of the partners of the Company that are set forth in the Partnership Agreement.

2. Seller hereby sells, gives, grants, assigns, transfers, conveys, delivers and sets over to Purchaser and its successors and assigns, all of the other Interests, free and clear of any and all Liens, subject only to the rights and restrictions of the partners of the Company that are set forth in the Partnership Agreement.

TO HAVE AND TO HOLD the same unto Purchaser and its successors and assigns forever.

3. Seller acknowledges and agrees that, in purchasing and accepting Seller's Partnership Interests and the Interests, Purchaser is relying on all of the representations, warranties, covenants, agreements and indemnities of Seller set forth in the Purchase Agreement, all of which are hereby reaffirmed by Seller for all purposes herein.

4. Seller hereby constitutes and appoints Purchaser its true and lawful attorney, with full power of substitution, in the name of Purchaser or in the name of Seller, but on behalf of and for the sole benefit of Purchaser, to institute and prosecute, in the name of Seller or otherwise, all proceedings which Purchaser may deem proper in order to receive, collect,

assert or enforce any claim, right, interest or title of any kind in or to Seller's Partnership Interests and the other Interests, to defend and compromise any and all actions, suits or proceedings in respect thereof, and to do all such acts and things and execute any instruments in relation thereto as Purchaser shall deem advisable. **SELLER HEREBY DECLARES THAT THE FOREGOING APPOINTMENT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE AND PERPETUAL AND SHALL NOT BE TERMINATED BY ANY ACT OF SELLER OR ITS SUCCESSORS OR ASSIGNS, BY OPERATION OF LAW OR BY THE OCCURRENCE OF ANY OTHER EVENT OR IN ANY OTHER MANNER.**

5. Seller further agrees that it will at any time and from time to time, at the request of Purchaser, execute and deliver to Purchaser all other and further instruments reasonably necessary to vest in Purchaser the right, title and interest in or to any and all of Seller's Partnership Interests and the other Interests which this instrument purports to transfer to Purchaser.

6. Any individual, partnership, corporation, entity or other person may rely, without further inquiry, upon the powers and rights herein granted to Purchaser and upon any notarization, certification, verification or affidavit by any notary public of any state relating to the authorization, execution and delivery of this Assignment or to the authenticity of any copy, conformed or otherwise, hereof.

7. All of the terms and provisions of this Assignment will be binding upon Seller and its successors and assigns and will inure to the benefit of Purchaser and its successors and assigns.

8. This Assignment shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the principles of conflicts of laws thereof.

9. This Assignment may be executed in one or more counterparts and the signature of any party to any counterpart may be appended to any other counterpart, all of which counterparts when taken together shall equal one instrument.

IN WITNESS WHEREOF, Seller has caused this Assignment to be executed as of the day and year first above written.

SELLER:

FLORIDA GAMING CENTERS, INC.

By: [signature], Chm. & CEO
Name: W. B. Collett
Title: CHAIRMAN & C.E.O.

MIAMI 481354.2

ACCEPTANCE OF ASSIGNMENT

The undersigned hereby accepts the foregoing Assignment, and the assignment of the interests in the Company assigned under the foregoing Assignment, effective as of October 14, 2010.

PURCHASER:

WEST FLAGLER ASSOCIATES, LTD.,
a Florida limited partnership

By: Southwest Florida Enterprises, Inc.,
its General Partner

By: [signature]
Name: Scott Savin
Title: COO Ex V.P.

MIAMI 481354.2